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                                                                    EXHIBIT 23.9


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-4 of CMGI, Inc. of our report dated January 25, 2000 relating to the financial statements of Tallan, Inc., which appears in the Current Report on Form 8-K of CMGI, Inc. dated March 9, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 24, 2000